                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Nicholas J. DeRoma, Deborah J. Noble and Blair
F. Morrison with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (unless revoked in writing) to sign any and all amendments (including post-effective amendments thereto) to this Registration Statement to which this power of attorney is attached, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have signed this Power of Attorney as of the 7th day of November, 2001.


   /s/ D.C. Beatty                    /s/ T.G. Hungle               /s/ J.J. Blanchard
-------------------------       -------------------------        -------------------------
      D.C. Beatty                       T.G. Hungle                   J.J. Blanchard


   /s/ R.E. Brown                    /s/ J.E. Cleghorn                 /s/ F.A. Dunn
-------------------------       -------------------------        -------------------------
      R.E. Brown                       J.E. Cleghorn                     F.A. Dunn


   /s/ L.Y. Fortier                   /s/ R.A. Ingram                  /s/ J.A. Roth
-------------------------       -------------------------        -------------------------
     L.Y. Fortier                       R.A. Ingram                      J.A. Roth


   /s/ G. Saucier                   /s/ S.H. Smith, Jr.               /s/ L.R. Wilson
-------------------------       -------------------------        -------------------------
      G. Saucier                      S.H. Smith, Jr.                   L.R. Wilson